                         METROPOLITAN SERIES FUND, INC.

                             SUB-ITEM 77Q1 EXHIBITS

In response to Sub-Item 77Q1(e), the following Sub-Advisory Agreements were either adopted or amended, and such agreements are attached herewith as follows:

SUB-ADVISORY AGREEMENTS

   PORTFOLIOS:

   Artio International Stock Portfolio                 Exhibit 77Q1(e)(i)
   Barclays Capital Aggregate Bond Index Portfolio     Exhibit 77Q1(e)(ii)
   MetLife Mid Cap Stock Index Portfolio               Exhibit 77Q1(e)(iii)
   MetLife Stock Index Portfolio                       Exhibit 77Q1(e)(iv)
   Morgan Stanley EAFE Index Portfolio                 Exhibit 77Q1(e)(v)
   Russell 2000 Index Portfolio                        Exhibit 77Q1(e)(vi)
   T. Rowe Price Large Cap Growth Portfolio            Exhibit 77Q1(e)(vii)

                                                              Exhibit 77Q1(e)(i)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                              SUBADVISORY AGREEMENT
                      (ARTIO INTERNATIONAL STOCK PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subadvisory Agreement dated January 7, 2008 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and Artio Global Management LLC (formerly Julius Baer Investment Management LLC), a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE TO COMPENSATION OF SUBADVISER

   Pursuant to Paragraph 10 of the Agreement, the services of the Subadviser referenced in Paragraph 6 is hereby amended by adding the following:

   6. Compensation of the Subadviser. As full compensation for all services
      ------------------------------
rendered, facilities furnished and expenses borne by the Subadviser hereunder, the Manager shall pay the Subadviser compensation at the annual rate of 0.40% of the first $1 billion of the average daily net assets of the Portfolio, 0.375% of the next $500 million of such assets, 0.35% of such assets in excess of $1.5 billion. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Portfolio pursuant to the Advisory Agreement. If the Subadviser shall serve for less than the whole of any month or other agreed-upon interval, the foregoing compensation shall be prorated. The Manager may from time to time waive the compensation it is entitled to receive from the Fund; however, any such waiver will have no effect on the Manager's obligation to pay the Subadviser the compensation provided for herein.

2.  SUBADVISORY AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.   EFFECTIVE DATE

   This Amendment shall become effective as of the date of this Amendment.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 3rd day of March, 2011.

METLIFE ADVISERS, LLC                    ARTIO GLOBAL MANAGEMENT LLC

By:  /s/ Jeffrey L. Bernier              By:     /s/ Victor J. Simon
     ----------------------------------          -------------------------------
     Jeffrey L. Bernier                  Name:   Victor J. Simon
     Senior Vice President               Title:  First Vice President

                                                             Exhibit 77Q1(e)(ii)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                       SUBINVESTMENT MANAGEMENT AGREEMENT
                (BARCLAYS CAPITAL AGGREGATE BOND INDEX PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subinvestment Management Agreement dated April 30, 2007 (the "Agreement"), among Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and MetLife Investment Advisors Company, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees, is hereby amended as follows:

   Fee Schedule.
   ------------

      0.040% on the first $500 million
      0.030% on the next $500 million
      0.015% over $1 billion of the Portfolio's average net assets

2.  SUBINVESTMENT MANAGEMENT AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of May 1, 2011.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 1st day of May, 2011.

                                         METROPOLITAN SERIES FUND, INC.

                                         By:     /s/ Elizabeth M. Forget
                                                 -------------------------------
                                                 Elizabeth M. Forget
                                                 President

                                         METLIFE ADVISERS, LLC

                                         By:     /s/ Jeffrey L. Bernier
                                                 -------------------------------
                                                 Jeffrey L. Bernier
                                                 Senior Vice President

                                         METLIFE INVESTMENT ADVISORS COMPANY,
                                         LLC

                                         By:     /s/ Stacy M. Lituchy
                                                 -------------------------------
                                         Name:   Stacy M. Lituchy
                                         Title:  Director

                                                            Exhibit 77Q1(e)(iii)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                       SUBINVESTMENT MANAGEMENT AGREEMENT
                     (METLIFE MID CAP STOCK INDEX PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subinvestment Management Agreement dated April 30, 2007 (the "Agreement"), among Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and MetLife Investment Advisors Company, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees, is hereby amended as follows:

   Fee Schedule.
   ------------

      0.030% on the first $500 million
      0.020% on the next $500 million
      0.010% over $1 billion of the Portfolio's average net assets

2.  SUBINVESTMENT MANAGEMENT AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of May 1, 2011.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 1st day of May, 2011.

                                         METROPOLITAN SERIES FUND, INC.

                                         By:     /s/ Elizabeth M. Forget
                                                 -------------------------------
                                                 Elizabeth M. Forget
                                                 President

                                         METLIFE ADVISERS, LLC

                                         By:     /s/ Jeffrey L. Bernier
                                                 -------------------------------
                                                 Jeffrey L. Bernier
                                                 Senior Vice President

                                         METLIFE INVESTMENT ADVISORS COMPANY,
                                         LLC

                                         By:     /s/ Stacy M. Lituchy
                                                 -------------------------------
                                         Name:   Stacy M. Lituchy
                                         Title:  Director

                                                             Exhibit 77Q1(e)(iv)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                       SUBINVESTMENT MANAGEMENT AGREEMENT
                         (METLIFE STOCK INDEX PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subinvestment Management Agreement dated April 30, 2007 (the "Agreement"), among Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and MetLife Investment Advisors Company, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees, is hereby amended as follows:

   Fee Schedule.
   ------------

      0.020% on the first $500 million
      0.015% on the next $500 million
      0.010% on the next $1 billion
      0.005% over $2 billion of the Portfolio's average net assets

2.  SUBINVESTMENT MANAGEMENT AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of May 1, 2011.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 1st day of May, 2011.

                                         METROPOLITAN SERIES FUND, INC.

                                         By:     /s/ Elizabeth M. Forget
                                                 -------------------------------
                                                 Elizabeth M. Forget
                                                 President

                                         METLIFE ADVISERS, LLC

                                         By:     /s/ Jeffrey L. Bernier
                                                 -------------------------------
                                                 Jeffrey L. Bernier
                                                 Senior Vice President

                                         METLIFE INVESTMENT ADVISORS COMPANY,
                                         LLC

                                         By:     /s/ Stacy M. Lituchy
                                                 -------------------------------
                                         Name:   Stacy M. Lituchy
                                         Title:  Director

                                                              Exhibit 77Q1(e)(v)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                       SUBINVESTMENT MANAGEMENT AGREEMENT
                      (MORGAN STANLEY EAFE INDEX PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subinvestment Management Agreement dated April 30, 2007 (the "Agreement"), among Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and MetLife Investment Advisors Company, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees, is hereby amended as follows:

   Fee Schedule.
   ------------

      0.050% on the first $500 million
      0.040% on the next $500 million
      0.020% over $1 billion of the Portfolio's average net assets

2.  SUBINVESTMENT MANAGEMENT AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of May 1, 2011.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 1st day of May, 2011.

                                         METROPOLITAN SERIES FUND, INC.

                                         By:     /s/ Elizabeth M. Forget
                                                 -------------------------------
                                                 Elizabeth M. Forget
                                                 President

                                         METLIFE ADVISERS, LLC

                                         By:     /s/ Jeffrey L. Bernier
                                                 -------------------------------
                                                 Jeffrey L. Bernier
                                                 Senior Vice President

                                         METLIFE INVESTMENT ADVISORS COMPANY,
                                         LLC

                                         By:     /s/ Stacy M. Lituchy
                                                 -------------------------------
                                         Name:   Stacy M. Lituchy
                                         Title:  Director

                                                             Exhibit 77Q1(e)(vi)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 1
                                     TO THE
                       SUBINVESTMENT MANAGEMENT AGREEMENT
                         (RUSSELL 2000 INDEX PORTFOLIO)

   AMENDMENT made this 3rd day of March, 2011 to the Subinvestment Management Agreement dated April 30, 2007 (the "Agreement"), among Metropolitan Series Fund, Inc., a Maryland Corporation (the "Fund"), MetLife Advisers, LLC, a Delaware limited liability company (the "Manager"), and MetLife Investment Advisors Company, LLC, a Delaware limited liability company (the "Subadviser"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE IN APPENDIX

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees, is hereby amended as follows:

   Fee Schedule.
   ------------

      0.040% on the first $500 million
      0.030% on the next $500 million
      0.015% over $1 billion of the Portfolio's average net assets

2.  SUBINVESTMENT MANAGEMENT AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of May 1, 2011.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 1st day of May, 2011.

                                         METROPOLITAN SERIES FUND, INC.

                                         By:     /s/ Elizabeth M. Forget
                                                 -------------------------------
                                                 Elizabeth M. Forget
                                                 President

                                         METLIFE ADVISERS, LLC

                                         By:     /s/ Jeffrey L. Bernier
                                                 -------------------------------
                                                 Jeffrey L. Bernier
                                                 Senior Vice President

                                         METLIFE INVESTMENT ADVISORS COMPANY,
                                         LLC

                                         By:     /s/ Stacy M. Lituchy
                                                 -------------------------------
                                         Name:   Stacy M. Lituchy
                                         Title:  Director

                                                            Exhibit 77Q1(e)(vii)

                         METROPOLITAN SERIES FUND, INC.

                                 AMENDMENT NO. 4
                                     TO THE
                              SUBADVISORY AGREEMENT
                   (T. ROWE PRICE LARGE CAP GROWTH PORTFOLIO)

   AMENDMENT made this 19th day of May, 2011 to the Subadvisory Agreement dated May 1, 2001 as amended November 9, 2006, February 3, 2005 and August 5, 2004 (the "Agreement"), by and between MetLife Advisers, LLC, a Delaware limited liability company (the "Adviser"), and T. Rowe Price Associates, Inc., a Maryland corporation (the "Subadviser") with respect to the T. Rowe Price Large Cap Growth Portfolio (the "Portfolio"). In consideration of the mutual covenants contained herein, the parties agree as follows:

1.  CHANGE TO COMPENSATION OF SUBADVISER

   Pursuant to Article 5 of the Agreement, the Appendix of the Agreement referenced in Article 2, which contains the schedule of fees hereby amended as follows:

   Fee Schedule.
   ------------

Asset Range of the Portfolio $0 to $100,000,000:
   0.500% on the first $50,000,000
   0.400% on the next $50,000,000

Asset Range of the Portfolio $100,000,000 to $1,000,000,000:
   0.400% on the first $250,000,000
   0.375% on the next $250,000,000
   0.350% on the next $500,000,000

Asset Range of the Portfolio over $1,000,000,000:
   0.350% on the first $1,000,000,000
   0.325% on the excess over $1,000,000,000

2.  SUBADVISORY AGREEMENT

   In all other respects, the Agreement is confirmed and remains in full force and effect.

3.  EFFECTIVE DATE

   This Amendment shall become effective as of the date of this amendment.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the 19th day of May, 2011.

METLIFE ADVISERS, LLC                    T. ROWE PRICE ASSOCIATES, INC.

By: /s/ Jeffrey L. Bernier               By:     /s/ Darrell N. Braman
    -----------------------------------          -------------------------------
    Jeffrey L. Bernier                   Name:   Darrell N. Braman
    Senior Vice President                Title:  Vice President